EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF ALLORA MINERALS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Allora Minerals, Inc. for the quarter ended February 28, 2009, the undersigned, Agostino Tarulli, President and Chief Executive Officer, and principal financial officer, of Allora Minerals, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended February 28, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended February 28, 2009 fairly presents, in all material respects, the financial condition and results of operations of Allora Minerals, Inc.

Date:  April 20, 2009

/s/ Agostino Tarulli
Name:	Agostino Tarulli
Title:	President and Chief Executive Officer,
and principal financial officer